Exhibit 99.1

Navitas Semiconductor, the Industry Leader in Gallium Nitride (GaN) Power ICs,
Announces Fourth Quarter and Full Year 2021 Financial Results

•2021 net revenues increased 100%, GAAP gross margin increased by 13.7%
•Now in production with 8 of 10 top mobile customers, and in development with 10 of 10
•Industry’s first GaN design centers dedicated to data centers and EV customers
•Industry’s first GaN sustainability report recently published

El Segundo, CALIF., February 15, 2022 — Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in GaN Power ICs, today announced unaudited financial results for the fourth quarter and year ended December 31, 2021.
Net revenues for the fourth quarter of 2021 were $7.3 million, up 30% from the third quarter. Net revenues for full-year 2021 increased 100% over 2020 to $23.7 million. GAAP gross margin for 2021 was 45.0%, up from 31.4% in the prior year.
GAAP net loss from operations for the fourth quarter of 2021 was $35.9 million, or $0.37 per share, compared to a GAAP net loss from operations of $7.2 million, or $0.44 per share in the fourth quarter of 2020. On a non-GAAP basis, net loss from operations for the fourth quarter of 2021 was $6.9 million, or $0.07 per share, compared to a non-GAAP net loss from operations of $6.3 million, or $0.39 per share, in the fourth quarter of 2020.
“2021 was a pivotal year for Navitas as we doubled revenue and became a public company,” said Gene Sheridan, co-founder and CEO. “We have strengthened our leadership position in the mobile market, with all of the top mobile players shipping or developing their next-gen chargers with Navitas. In addition, our expansion plans into data center, solar and EV are well underway with sampling of our high-power GaN ICs and the opening of our new design centers dedicated to data centers and EV applications.”
Customer / Product Highlights
In mobile fast chargers, the number of customer designs released to production increased by 75% to over 170 by the end of 2021, with an increase of over 100% in the number of customer designs in development, now at over 240 projects. Tier-1 “in-box” wins have doubled, which include Dell, Lenovo, Xiaomi, Vivo, Motorola and LG among others. At year end over 35 million GaN ICs had shipped with zero reported GaN field failures.
GaNFast™ power ICs with new GaNSense™ technology are in production with Lenovo, Xiaomi and Vivo, and Navitas’ IP leadership in GaN power ICs continues, now with 145 patents issued or pending.
Navitas is the first company to publish a sustainability report that comprehensively quantifies the positive impact of GaN power semiconductors on climate change based on global standards, increasing customers’ ability to achieve their own CO2 emissions targets.
Business Outlook
First quarter 2022 net revenues are expected to be approximately $6.0 to $7.0 million. Full-year 2022 net revenues are expected to double to approximately $48 million. GAAP and non-GAAP gross margin is expected to be approximately 44% (+/- 1%) for the quarter and 44% (+/- 1%) for the full year. GAAP operating expenses, which include stock-based compensation expense, are expected to be approximately $41.5 million in the first quarter and approximately $126 million for the year. Non-GAAP operating expenses are expected to be approximately $13 million for the first quarter, and approximately $58 million for the full year, which includes a full year of expenses associated with being a public company.
Earnings Webcast
Navitas will hold a public webcast at 2:00 p.m. PST today to discuss fourth quarter and full-year 2021 results . The live public webcast can be accessed on Navitas’ Investor Relations website at https://edge.media-server.com/mmc/p/cu5jb4mg. A toll-free dial-in is also available at: (844) 309-9880, Conference ID: 2145189. A webcast replay will be available.
Non-GAAP Financial Measures
This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures”, including (i) non-GAAP gross margin (ii) non-GAAP operating expenses and (iii) non-GAAP net loss from operations. Each of these non-GAAP financial measures is adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook”, includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be”, “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: Navitas’ goals and strategies and its ability to achieve and implement them, the success of future business development efforts, Navitas’ financial condition and results of operations; Navitas’ customer relationships and ability to retain and expand these customer relationships; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate; the level of demand in Navitas’ customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize anticipated benefits from Navitas’ business combination with Live Oak Acquisition Corp. II (“LOKB”); risks relating to the uncertainty of projected financial information with respect to Navitas; risks related to the rollout of Navitas’ business and the timing of expected business milestones; other factors discussed in prospectus dated December 6, 2021, filed by Navitas with the Securities and Exchange Commission (the “SEC”) on December 7, 2021, under the heading “Risk Factors—Risks Related to Navitas’ Business,” and other documents filed, or to be filed, by Navitas with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the industry leader in GaN power ICs, founded in 2014. GaN power ICs integrate GaN power with drive, control and protection to enable faster charging, higher power density and greater energy savings for mobile, consumer, enterprise, eMobility and new energy markets. Over 145 Navitas patents are issued or pending, and over 35 million GaNFast power ICs have been shipped with zero reported GaN field failures. Navitas rang the Nasdaq opening bell and started trading on Nasdaq on October 20th, 2021.

Contact Information
Media
Graham Robertson, CMO Grand Bridges
Graham@GrandBridges.com

Investors
Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com

Navitas Semiconductor and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor, Ltd. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
NET REVENUES	$7,338	$4,653	$23,736	$11,849
COST OF REVENUES	4,088	3,107	13,050	8,134
GROSS PROFIT	3,250	1,546	10,686	3,715
OPERATING EXPENSES:
Research and development	11,495	4,907	27,820	13,049
Selling, general and administrative	27,661	3,845	51,374	9,469
Total operating expenses	39,156	8,752	79,194	22,518
LOSS FROM OPERATIONS	(35,906)	(7,206)	(68,508)	(18,803)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	(58)	(64)	(257)	(236)
Gain (loss) from change in fair value of warrants	(45,625)	—	(45,625)	—
Gain (loss) from change in fair value of earnout liabilities	(38,105)	—	(38,105)	—
Other income (expense)	(143)	—	(143)	—
Total other income (expense), net	(83,931)	(64)	(84,130)	(236)
LOSS BEFORE PROVISION FOR INCOME TAXES	(119,837)	(7,270)	(152,638)	(19,039)
PROVISION (BENEFIT) FOR INCOME TAXES	10	(1)	47	5
NET LOSS	$(119,847)	$(7,269)	$(152,685)	$(19,044)
NET LOSS PER SHARE:
Basic and diluted	$(1.23)	$(0.45)	$(3.90)	$(1.17)
SHARES USED IN PER-SHARE CALCULATION:
Basic and diluted [1]	97,400	16,306	39,167	16,246
1.Retroactively restated to give effect to the October 19, 2021 reverse recapitalization.

SUPPLEMENTAL INFORMATION:
	Three Months Ended December 31,		Year Ended
			December 31,
	2021	2020	2021	2020
Stock-based compensation expenses included in:
Net revenues	$—	$331	$163	$331
Research and development	4,926	302	6,624	477
Selling, general and administrative	21,713	182	34,617	228
Total stock-based compensation expense	$26,639	$815	$41,404	$1,036
Research and development includes:
Amortization of acquisition-related intangible assets	$87	$83	$361	$167
Other acquisition-related expenses included in:
Research and development	$500	$—	$500	$—
Selling, general and administrative	1,795	—	1,795	—
Total other acquisition-related expenses	$2,295	$—	$2,295	$—

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$3,250	$1,546	$10,686	$3,715
GAAP gross profit margin	44.3%	33.2%	45.0%	31.4%
Stock-based compensation expense included in net revenues	—	331	163	331
Non-GAAP gross profit	$3,250	$1,877	$10,849	$4,046
Non-GAAP gross profit margin	44.3%	37.7%	45.4%	33.2%
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$39,156	$8,752	$79,194	$22,518
Less: Stock-based compensation expenses included in:
Research and development	4,926	302	6,624	477
Selling, general and administrative	21,713	182	34,617	228
Total	26,639	484	41,241	705
Other acquisition-related expenses	2,295	—	2,295	—
Amortization of acquisition-related intangible assets	87	83	361	167
Non-GAAP operating expenses [2]	$10,135	$8,185	$35,297	$21,646
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(35,906)	$(7,206)	$(68,508)	$(18,803)
GAAP operating margin	-489%	-155%	-289%	-159%
Add: Stock-based compensation expenses included in:
Net revenues	—	331	163	331
Research and development	4,926	302	6,624	477
Selling, general and administrative	21,713	182	34,617	228
Total	26,639	815	41,404	1,036
Other acquisition-related expenses	2,295	—	2,295	—
Amortization of acquisition-related intangible assets	87	83	361	167
Non-GAAP loss from operations [2]	$(6,885)	$(6,308)	$(24,448)	$(17,600)
Non-GAAP operating margin	-94%	-136%	-103%	-149%
Average shares outstanding for calculation of loss from operations per share (basic and diluted)[1]	97,400	16,306	39,167	16,246
GAAP loss from operations per share	$(0.37)	$(0.44)	$(1.75)	$(1.16)
Non-GAAP loss from operations per share	$(0.07)	(0.39)	(0.62)	(1.08)
RECONCILIATION OF NET LOSS PER SHARE
GAAP net loss	$(119,847)	$(7,269)	$(152,685)	$(19,044)
Adjustments to GAAP net loss
Total stock-based compensation	26,639	815	41,404	1,036
Amortization of acquisition-related intangible assets	87	83	361	167
Loss from change in fair value of warrants	45,625	—	45,625	—
Loss from change in fair value of earnout liabilities	38,105	—	38,105	—
Other expense	143	—	143	—
Other acquisition-related expenses	2,295	—	2,295	—
Non-GAAP net loss [2]	$(6,953)	$(6,371)	$(24,752)	$(17,841)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted) [1]	97,400	16,306	39,167	16,246
Non-GAAP net loss per share	$(0.07)	$(0.39)	$(0.63)	$(1.10)
2.     In the fourth quarter of 2021, the Company transitioned from an annual cash bonus plan to a stock-settled bonus, which resulted in a $2.0 million reduction of non-GAAP operating expenses as compared to GAAP operating expenses for the three months and year ended December 31, 2021.

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	December 31, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$268,252	$38,869
Accounts receivable, net	8,263	4,152
Inventories	11,978	3,404
Prepaid expenses and other current assets	2,877	522
Total current assets	291,370	46,947
PROPERTY AND EQUIPMENT, net	2,302	722
INTANGIBLE ASSETS, net	170	515
OTHER ASSETS	2,239	323
Total assets	$296,081	$48,507
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$4,860	$3,698
Accrued compensation expenses	2,639	1,668
Current portion of long-term debt	3,200	1,000
Other liabilities	29	—
Total current liabilities	10,728	6,366
LONG-TERM LIABILITIES:
LONG-TERM DEBT	3,716	4,971
WARRANT LIABILITY	81,388	—
EARNOUT LIABILITY	134,173	—
OTHER LIABILITIES	60	88
Total liabilities	230,065	11,425
REDEEMABLE CONVERTIBLE PREFERRED STOCK	—	109,506
STOCKHOLDERS’ EQUITY (DEFICIT)	66,016	(72,424)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$296,081	$48,507